As filed with the U.S. Securities and Exchange Commission on 9/9/2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2020

Date of reporting period:  June 30, 2020

Item 1. Reports to Stockholders.

DAVIDSON MULTI-CAP EQUITY FUND

ANNUAL REPORT

For the year ended

June 30, 2020

Dear Shareholder:

We find ourselves amidst an unprecedented time in the financial markets. The COVID-19 outbreak is a health crisis impacting an interconnected world unlike any other we have seen. The emergence of this new coronavirus led to a sudden and dramatic downturn in equity markets globally, widespread business shutdowns, job losses and strained medical systems. Fear of the virus and subsequent loss of life caused a bear market, and it seemed, an almost certain economic recession.

This has made the recent market recovery difficult to understand; equity markets are not far from all-time highs, despite unemployment sitting at its highest level since the Great Depression. What is going on? While we hesitate to venture an exact answer, when pressed, we would reply: the Fed and deficit spending, that magical elixir of monetary and fiscal stimulus.

What comes next is the quintessential bull versus bear argument. Will the massive stimulus program give the economy a long enough leash to get on its own footing, or will the coronavirus re-emerge in a second wave and bring us back to an even lower place than where we began? Will these deficits lead us to higher growth (and inflation), or will we simply slide into a low growth economy?

Although the current landscape for investing is unpredictable (to say the least), we at Davidson Funds remain committed to maintaining a consistent and risk-aware approach to portfolio management. We continue to take a long-term approach to investing, seeking fundamentally sound companies with solid balance sheets as well as good growth potential.

PERFORMANCE OVERVIEW

The S&P Composite 1500® Index, the benchmark for the Davidson Multi-Cap Equity Fund, finished the twelve-month period ended June 30, 2020 up 6.08%. The Class A shares of the Fund returned 0.89% on a fully-loaded basis and 6.20% on a no-load* basis during the twelve-month period ended June 30, 2020; the Class I shares generated a total return of 6.47% over the same time period.

The Communication Services sector was the Fund’s primary contributor to performance; within this sector, T-Mobile US Inc. (“T-Mobile”), Alphabet Inc. (“Alphabet”), and Electronic Arts Inc. (“Electronic Arts”) were stand-out performers. T-Mobile’s merger with Sprint was approved in February, giving the company scale and access to additional spectrum. Alphabet was bolstered by industry-wide strength in Cloud spending, as well as advertising revenues. Shares of Electronic Arts held up well, given demand for games as people were forced to stay home in quarantine, as well as the company’s exceptionally strong balance sheet. Stock selection within the Financials sector also contributed positively to the Fund’s relative performance, though this market sector performed poorly overall. Notable holdings included State Street Corp. (“State Street”), First Republic Bank, and Progressive Corp. (“Progressive”). State Street benefited from its lower credit exposure relative to other banks and good expense control. First Republic Bank reported strong quarterly results, driven by stable net interest margins and robust loan growth. Regarding Progressive, the company reported strong premium growth and underwriting results that were better than anticipated. Consumer Staples holdings Sprouts Farmers Market Inc. (“Sprouts”) and Walmart Inc. (“Walmart”) also performed well, both benefitting from consumer buying habits that reflected stay-at-home trends during quarantine due to COVID-19.

The Information Technology sector was the Fund’s main detractor from performance, with shares of Cisco Systems Inc. (“Cisco”) and Silicon Laboratories Inc. (“Silicon Labs”) declining. Regarding Cisco, macroeconomic weakness has led to a decline in enterprise IT spending, negatively impacting their results. Silicon Labs reported solid quarterly earnings, but the company’s outlook for the second half of 2020 remains uncertain. Real Estate sector holding American Campus Communities also performed poorly amidst expectations of falling rental revenue, given the closure of college campuses for an extended period in response to COVID-19. Within the Materials sector, shares of DuPont de Nemours Inc. (“DuPont”) markedly declined amidst macroeconomic and trade policy concerns, which negatively impacted quarterly results.

MARKET PERSPECTIVE

The extreme reversal in equity market sentiment from the panic-stricken fear experienced during the first quarter of 2020 has been remarkable on many levels. The shift in sentiment has been so dramatic, many are questioning the wide gap between valuations and the current fundamental backdrop. There are a wide range of outcomes due to the uncertain progression of COVID-19, offset by the enormity of support from the U.S. Government and Federal Reserve. Major swings in market performance are normal during recessions, and it is incumbent upon participants to ascertain if the swing is just a “bounce” or reflective of a sustainable fundamental recovery. Ultimately, we believe valuations will reflect the long-term growth and financial health of the underlying businesses; however, in the short-term, it is not uncommon to see divergence, driven by other factors such as market liquidity or momentum.

There are green shoots emerging as countries, states and counties re-open, albeit at an uneven pace. Economic activity is picking up and the unemployment rate is falling rapidly as jobs get restored. However, these improvements are off extremely low bases, and it will take time to find where the new absolute levels of unemployment and economic activity settle out – particularly in the U.S., as COVID-19 infection rates unfortunately continue to climb, causing some states to pause or reverse their reopening plans.

We are continuing to position the strategy to benefit from an economic recovery, while also recognizing that COVID-19 has accelerated some industry trends and business model transitions. As long-term investors, we are being conscious of what a realistic recovery will look like in many industries, and whether there will be structural impairments or improvements once the world emerges post-COVID. However, we are balancing these views with investments that should benefit if the economic recovery should take longer than the market currently expects.

IN CLOSING

We would like to take this opportunity to thank you again for your trust you have placed in us; the continued support of our shareholders truly remains our greatest asset. As always, please feel free to contact us with any questions or comments you may have.

Sincerely,

Andrew I. Davidson

President

Davidson Investment Advisors, Inc.

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results. Investment performance reflects fee waivers and in the absence of these waivers returns would be lower.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. Investments in exchange-traded funds (“ETFs”), are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The Fund will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The S&P Composite 1500® Index combines three leading indices, the S&P 500®, the S&P MidCap 400® and the S&P SmallCap 600® to cover approximately 90% of the U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradeable stocks. One cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of fund holdings. Current and future portfolio holdings are subject to risk.

Earnings growth is not a measure of the Fund’s future performance.

The opinions expressed in this letter are those of the fund manager, are subject to change, are not guaranteed, and should not be considered investment advice.

Diversification does not assure a profit or protect against a loss in a declining market.

*The no-load basis refers to the performance with front-end and back-end sales loads waived. The fully-loaded returns reflect a 5% sales load for the A shares.

Davidson Investment Advisors, Inc. is the adviser to the Davidson Funds, which are distributed by Quasar Distributors, LLC.

Davidson Multi-Cap Equity Fund

EXPENSE EXAMPLE at June 30, 2020 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in Class A and Class I at the beginning of the period and held for the entire period (1/1/20 – 6/30/20).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/20	6/30/20	1/1/20 – 6/30/20
Actual	$1,000.00	$976.20	$5.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.77

*Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund

EXPENSE EXAMPLE at June 30, 2020 (Unaudited), continued

Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/20	6/30/20	1/1/20 – 6/30/20
Actual	$1,000.00	$977.30	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52

*Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund

Comparison of the change in value of a hypothetical $10,000 investment in the

Davidson Multi-Cap Equity Fund - Class A vs. the S&P Composite 1500® Index.

				Since
Average Annual Total Return:				Inception
	1 Year	5 Years	10 Years	(10/30/2013)
Class A (with sales load)	0.89%	6.51%	11.68%	—
Class A (without sales load)	6.20%	7.61%	12.26%	—
Class I	6.47%	7.88%	—	8.73%
S&P Composite 1500® Index	6.08%	10.20%	13.75%	10.65%

Performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 332-0529.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waviers, returns would be reduced. Class A shares may be subject ot a 5.00% front-end sales load. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within seven calendar days, or to redemptions made within twelve months following purchases of $1 million or more without an initial sales charge. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

Davidson Multi-Cap Equity Fund

Comparison of the change in value of a hypothetical $10,000 investment in the

Davidson Multi-Cap Equity Fund - Class A vs. the S&P Composite 1500® Index., continued

The S&P Composite 1500® Index combines the S&P 500® Index, the S&P MidCap 400® Index, and the S&P SmallCap 600® Index. The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market. The S&P MidCap 400® Index is an unmanaged index considered representative of mid-sized U.S. companies. The S&P Small Cap 600® Index is a market-value weighted index considered representative of small-cap U.S. stocks.

Davidson Multi-Cap Equity Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS at June 30, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2020

Shares	COMMON STOCKS - 91.60%	Value

	Aerospace & Defense - 1.42%
23,280	Raytheon Technologies Corp.	$1,434,514

	Air Freight & Logistics - 1.69%
12,175	FedEx Corp.	1,707,179

	Auto Components - 1.67%
21,665	Aptiv PLC (b)	1,688,137

	Banks - 5.16%
25,820	Citigroup, Inc.	1,319,402
19,465	First Republic Bank	2,063,095
19,590	JPMorgan Chase & Co.	1,842,636
		5,225,133
	Beverages - 1.73%
13,280	PepsiCo, Inc.	1,756,413

	Biotechnology - 1.69%
7,245	Amgen, Inc.	1,708,806

	Capital Markets - 1.71%
27,160	State Street Corp.	1,726,018

	Chemicals - 2.66%
50,422	Corteva, Inc.	1,350,805
25,197	DuPont de Nemours, Inc.	1,338,717
		2,689,522
	Communications Equipment - 4.25%
6,319	Arista Networks, Inc. (a)	1,327,180
63,735	Cisco Systems, Inc.	2,972,600
		4,299,780
	Electric Utilities - 1.78%
49,715	Exelon Corp.	1,804,157

	Electrical Equipment - 1.92%
22,175	Eaton Corp. PLC (b)	1,939,869

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2020, continued

Shares	COMMON STOCKS - 91.60% - continued	Value
	Entertainment - 2.17%
16,650	Electronic Arts, Inc. (a)	$2,198,633

	Food & Staples Retailing - 3.64%
75,430	Sprouts Farmers Market, Inc. (a)	1,930,254
14,680	Walmart, Inc.	1,758,370
		3,688,624
	Health Care Equipment & Supplies - 1.93%
8,157	Becton, Dickinson & Co.	1,951,725

	Health Care Providers & Services - 3.93%
9,899	Cigna Corp.	1,857,547
12,750	Laboratory Corp. of America Holdings (a)	2,117,903
		3,975,450
	Health Care Technology - 1.98%
29,290	Cerner Corp.	2,007,829

	Hotels, Restaurants & Leisure - 1.69%
23,260	Starbucks Corp.	1,711,703

	Household Products - 1.46%
19,175	Church & Dwight Co., Inc.	1,482,227

	Industrial Conglomerates - 1.70%
11,025	3M Co.	1,719,790

	Insurance - 3.42%
34,715	Principal Financial Group, Inc.	1,442,061
25,245	Progressive Corp.	2,022,377
		3,464,438
	Interactive Media & Services - 4.06%
2,909	Alphabet, Inc. - Class C (a)(d)	4,112,191

	Internet & Direct Marketing Retail - 7.52%
1,043	Amazon.com, Inc. (a)	2,877,449
50,515	eBay, Inc.	2,649,512
83,705	Stitch Fix, Inc. - Class A (a)	2,087,603
		7,614,564

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2020, continued

Shares	COMMON STOCKS - 91.60% - continued	Value
11,769	IT Services - 1.56% Fidelity National Information Services, Inc.	$1,578,105

30,630	Machinery - 1.72% Otis Worldwide Corp.	1,741,622

15,205	Multi-Utilities - 1.76% Sempra Energy	1,782,482

21,784	Oil, Gas & Consumable Fuels - 2.98% Chevron Corp.	1,943,786
21,275	EOG Resources, Inc.	1,077,792
		3,021,578
38,765	Pharmaceuticals - 4.10% Bristol-Myers Squibb Co.	2,279,382
24,225	Merck & Co., Inc.	1,873,319
		4,152,701
15,270	Semiconductors & Semiconductor Equipment - 1.51% Silicon Laboratories, Inc. (a)	1,531,123

20,760	Software - 10.82% Fortinet, Inc. (a)	2,849,725
5,130	Intuit, Inc.	1,519,455
21,705	Microsoft Corp.	4,417,185
11,580	Salesforce.com, Inc. (a)	2,169,281
		10,955,646
11,923	Technology Hardware, Storage & Peripherals - 4.30% Apple, Inc.	4,349,510

73,990	Textiles, Apparel & Luxury Goods - 1.13% Gildan Activewear, Inc. (b)	1,146,105

24,720	Wireless Telecommunication Services - 2.54% T-Mobile US, Inc. (a)	2,574,588

	TOTAL COMMON STOCKS (Cost $58,665,090)	92,740,162

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2020, continued

Shares	REITs - 4.48%	Value
108,565	AGNC Investment Corp.	$1,400,489
15,555	Camden Property Trust	1,418,927
63,400	CubeSmart	1,711,166
	TOTAL REITs (Cost $4,584,156)	4,530,582

	RIGHTS - 0.12%
	Pharmaceuticals - 0.12%
33,270	Bristol-Myers Squibb Co. (a)	119,107

	Wireless Telecommunication Services - 0.00%
24,720	T-Mobile US, Inc. (a)	4,153

	TOTAL RIGHTS (Cost $74,403)	123,260

	MONEY MARKET FUND - 3.87%
3,913,877	First American Government Obligations Fund, Class X, 0.09% (c)	3,913,877
	TOTAL MONEY MARKET FUND (Cost $3,913,877)	3,913,877

	Total Investments in Securities (Cost $67,237,526) - 100.07%	101,307,881
	Liabilities in Excess of Other Assets - (0.07)%	(67,602)
	NET ASSETS - 100.00%	$101,240,279

PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of June 30, 2020.
(d)	Non-voting shares.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2020

ASSETS:
Investments in securities, at value (identified cost $67,237,526)	$101,307,881
Receivables
Fund shares sold	1,710
Dividends and interest	110,081
Prepaid expenses	25,652
Total assets	101,445,324

LIABILITIES:
Payables
Fund shares redeemed	13,970
Administration fees	40,841
Advisory fee (Note 4)	37,166
12b-1 distribution fees - Class A	36,736
Audit fees	22,500
Transfer agent fees and expenses	20,645
Fund accounting fees	17,866
Shareholder reporting	5,080
Custody fees	3,877
Chief Compliance Officer fees	3,750
Trustee fees and expenses	392
Legal fees	276
Other expenses	1,946
Total liabilities	205,045

NET ASSETS	$101,240,279

COMPONENTS OF NET ASSETS:
Paid-in capital	$62,542,183
Total distributable earnings	38,698,096
Net assets	$101,240,279

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2020, continued

CALCULATION OF NET ASSET VALUE PER SHARE:
Class A
Net assets applicable to shares outstanding	$61,821,189
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	2,473,616
Net asset value and redemption price per share	$24.99
Maximum offering price per share (Net asset value per share divided by 95.00%)	$26.31

Class I
Net assets applicable to shares outstanding	$39,419,090
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	1,577,304
Net asset value, redemption and offering price per share	$24.99

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

STATEMENT OF OPERATIONS For the Year Ended June 30, 2020

INVESTMENT INCOME:
Income:
Dividends (net of withholding taxes of $4,116)	$1,873,404
Interest	30,442
Total investment income	1,903,846

Expenses:
Advisory fees (Note 4)	693,787
12b-1 distribution fees - Class A (Note 5)	166,166
Administration fees (Note 4)	140,788
Transfer agent fees and expenses (Note 4)	80,853
Fund accounting fees (Note 4)	67,836
Federal and state registration fees	34,784
Audit fees	23,000
Trustee fees and expenses	15,472
Reports to shareholders	15,151
Custody fees (Note 4)	13,975
Chief Compliance Officer fee (Note 4)	13,500
Legal fees	9,952
Insurance expense	2,048
Other expenses	10,585
Total expenses before advisory fee waiver	1,287,897
Less: advisory fee waiver (Note 4)	(161,102)
Net expenses	1,126,795
Net investment income	777,051

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	5,749,630
Net change in unrealized appreciation on investments	(601,864)
Net realized and unrealized gain on investments	5,147,766
Net increase in net assets resulting from operations	$5,924,817

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2020	Year Ended June 30, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$777,051	$808,708
Net realized gain on investments	5,749,630	12,178,260
Net change in unrealized appreciation/(depreciation) on investments	(601,864)	(4,503,246)
Net increase in net assets resulting from operations	5,924,817	8,483,722

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders - Class A	(4,830,066)	(6,623,628)
Net dividends and distributions to shareholders - Class I	(3,073,233)	(4,199,474)
Total distributions to shareholders	(7,903,299)	(10,823,102)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from net change in outstanding shares (a)	(8,805,658)	(1,761,592)

Total decrease in net assets	(10,784,140)	(4,100,972)

NET ASSETS:
Beginning of year	112,024,419	116,125,391
End of year	$101,240,279	$112,024,419

(a)	A summary of share transactions can be found on the following page.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, continued

	Class A

	Year Ended June 30, 2020		Year Ended June 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	102,833	$2,470,662	116,473	$2,826,704
Shares issued on reinvestments of distributions	183,146	4,545,684	269,784	6,142,993
Shares redeemed*	(613,459)	(14,689,351)	(394,388)	(9,800,835)
Net decrease	(327,480)	$(7,673,005)	(8,131)	$(831,138)

* Net of redemption fees of		$—		$1

	Class I

	Year Ended June 30, 2020		Year Ended June 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	206,238	$5,035,499	157,681	$3,769,193
Shares issued on reinvestments of distributions	86,700	2,149,293	116,463	2,648,365
Shares redeemed**	(348,908)	(8,317,445)	(292,595)	(7,348,012)
Net decrease	(55,970)	$(1,132,653)	(18,451)	$(930,454)

** Net of redemption fees of		$8		$—

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class A

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	Year Ended June 30,
	2020	2019		2018		2017	2016

Net asset value, beginning of year	$25.26	$26.01		$24.40		$21.73	$22.96

Income from investment operations:
Net investment income^	0.16	0.15		0.26		0.14	0.19
Net realized and unrealized gain/(loss) on investments	1.40	1.58		2.08		3.45	(0.54)
Total from investment operations	1.56	1.73		2.34		3.59	(0.35)

Less distributions:
From net investment income	(0.15)	(0.36)		(0.13)		(0.04)	(0.07)
From net realized gain on investments	(1.68)	(2.12)		(0.60)		(0.88)	(0.81)
Total distributions	(1.83)	(2.48)		(0.73)		(0.92)	(0.88)

Redemption fees retained	—	0.00	^ #	0.00	^ #	—	—

Net asset value, end of year	$24.99	$25.26		$26.01		$24.40	$21.73

Total return	6.20%	7.71%		9.70%		16.69%	-1.46%

Ratios/supplemental data:
Net assets, end of year (thousands)	$61,821	$70,763		$73,081		$74,428	$52,476
Ratio of expenses to average net assets:
Before fee waivers	1.30%	1.28%		1.27%		1.30%	1.34%
After fee waivers	1.15%	1.15%		1.15%		1.15%	1.15%
Ratio of net investment income to average net assets:
Before fee waivers	0.48%	0.47%		0.90%		0.45%	0.71%
After fee waivers	0.63%	0.60%		1.02%		0.60%	0.90%
Portfolio turnover rate	22.69%	21.39%		32.14%		27.68%	25.30%

^ Based on average shares outstanding.

# Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class I

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	Year Ended June 30,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$25.26		$26.06	$24.40	$21.74	$22.94

Income from investment operations:
Net investment income^	0.22		0.23	0.32	0.20	0.25
Net realized and unrealized gain/(loss) on investments	1.41		1.55	2.10	3.45	(0.54)
Total from investment operations	1.63		1.78	2.42	3.65	(0.29)

Less distributions:
From net investment income	(0.22)		(0.46)	(0.16)	(0.11)	(0.10)
From net realized gain on investments	(1.68)		(2.12)	(0.60)	(0.88)	(0.81)
Total distributions	(1.90)		(2.58)	(0.76)	(0.99)	(0.91)

Redemption fees retained	0.00	^ #	—	—	—	—

Net asset value, end of year	$24.99		$25.26	$26.06	$24.40	$21.74

Total return	6.47%		7.96%	10.03%	16.95%	-1.22%

Ratios/supplemental data:
Net assets, end of year (thousands)	$39,419		$41,261	$43,044	$40,892	$27,865
Ratio of expenses to average net assets:
Before fee waivers	1.05%		1.03%	1.02%	1.05%	1.09%
After fee waivers	0.90%		0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets:
Before fee waivers	0.73%		0.77%	1.14%	0.72%	0.96%
After fee waivers	0.88%		0.90%	1.26%	0.87%	1.15%
Portfolio turnover rate	22.69%		21.39%	32.14%	27.68%	25.30%

^ Based on average shares outstanding.

# Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2020

NOTE 1 - ORGANIZATION

The Davidson Multi-Cap Equity Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open- end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers Class A and Class I shares. The Fund’s Class A shares and Class I shares commenced operations on August 11, 2008 and October 30, 2013, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.	Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on the tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a last-in, first-out basis. Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2020, continued

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.	Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2020, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

Distributable Earning	Paid-in Capital
$(828,895)	$828,895

E.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	Redemption Fees: The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 7 calendar days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. For the year ended June 30, 2020, the Class I shares retained $8 in redemption fees.

G.	Events Subsequent to the Fiscal Year End: In preparing the financial statements as of June 30, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2020, continued

●	Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, real estate investment trusts, and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2020, continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities at June 30, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$8,885,412	$—	$—	$8,885,412
Consumer Discretionary	12,160,509	—	—	12,160,509
Consumer Staples	6,927,265	—	—	6,927,265
Energy	3,021,578	—	—	3,021,578
Financials	10,415,589	—	—	10,415,589
Health Care	13,796,512	—	—	13,796,512
Industrials	8,542,972	—	—	8,542,972
Information Technology	22,714,164	—	—	22,714,164
Materials	2,689,522	—	—	2,689,522
Utilities	3,586,639	—	—	3,586,639
Total Common Stocks	92,740,162	—	—	92,740,162
REITs	4,530,582	—	—	4,530,582
Rights	123,260	—	—	123,260
Money Market Fund	3,913,877	—	—	3,913,877
Total Investments in Securities	$101,307,881	$—	$—	$101,307,881

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at June 30, 2020, the end of the reporting period. During the year ended June 30, 2020, the Fund recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Davidson Investment Advisors, Inc. (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% based upon the average daily net assets of the Fund. For the year ended June 30, 2020, the Fund incurred $693,787 in advisory fees. Advisory fees payable at June 30, 2020 for the Fund were $ 37,166.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2020, continued

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to waive all or a portion of its management fees and pay expenses of the Fund to ensure that the total annual fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividend on securities sold short and extraordinary expenses, Rule 12b-1 fees, and other class-specific expenses) do not exceed 0.90% of average daily net assets of the Fund. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board’s review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended June 30, 2020, the Advisor reduced its fees and absorbed Fund expenses in the amount of $161,102. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

6/30/2021	6/30/2022	6/30/2023	Total
$142,440	$147,274	$161,102	$450,816

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as the custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended June 30, 2020 are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of the Fund has approved a new distribution agreement to enable Quasar to continue serving as the Fund’s Distributor.

The Distributor has advised the Fund that it has received $49,878 in front-end sales charges resulting from sales of Class A shares. For the year ended June 30, 2020, the Distributor paid commissions of $48,168 to D.A. Davidson & Co. (“DAD”), the Advisor’s affiliated broker dealer. Additionally, DAD will receive all of the initial sales charge for purchases of Class A shares of the Fund without a dealer of record and the 1.00% charge on Class A shares redeemed within twelve months of purchase.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2020, continued

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the Class A shares average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended June 30, 2020, the 12b-1 distribution fees incurred under the Plan by the Fund’s shares are disclosed in the statement of operations.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $23,558,724 and $39,149,671, respectively. There were no purchases or sales of long- term U.S. Government securities.

NOTE 7 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of the Fund as of June 30, 2020:

	Class A	Class I
D.A. Davidson & Co., Inc. FBO Customer	41.37%	25.88%
D.A. Davidson & Co., Inc.	28.95%	27.00%
D.A. Davidson & Co. RET SVGS & PSP	—	33.40%

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 was as follows:

	Year Ended June 30, 2020	Year Ended June 30, 2019
Ordinary income	$1,013,662	$2,370,559
Long-term capital gains	6,889,637	8,452,543

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2020, continued

As of June 30, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$67,246,192
Gross tax unrealized appreciation	37,448,968
Gross tax unrealized depreciation	(3,387,279)
Net tax unrealized appreciation (a)	34,061,689
Undistributed ordinary income	450,517
Undistributed long-term capital gain	4,185,590
Total distributable earnings	4,636,407
Total accumulated earnings/(losses)	$38,698,096

(a)	The difference between book-basis and tax-basis net unrealized appreciation and cost is attributable primarily to the tax deferral of losses on wash sales.

 NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

●	Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund's investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

●

ETF and Mutual Fund Risk. When the Fund invests in a mutual fund or ETF, it will bear additional expenses based on its pro rata share of the mutual fund’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning a mutual fund or ETF generally reflects the risks of owning the underlying securities the mutual fund or ETF holds. The Fund also will incur brokerage costs when it purchases ETFs.

●

Foreign and Emerging Market Securities Risk. Foreign securities may be more volatile and less liquid than domestic (U.S.) securities, which could affect the Fund’s investments. Securities markets of other countries are generally smaller than U.S. securities markets. These risks are enhanced in emerging markets.

●	Small and Medium Companies Risk. Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Advisors Series Trust and

Shareholders of

Davidson Multi-Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Davidson Multi-Cap Equity Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 28, 2020

Davidson Multi-Cap Equity Fund

NOTICE TO SHAREHOLDERS at June 30, 2020 (Unaudited)

For the year ended June 30, 2020, the Fund designated $1,013,662 as ordinary income and $6,889,637 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended June 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Fund was 100.00%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2020 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 24.53%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-332-0529 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-332-0529. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available by calling 1-877-332-0529.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-332-0529 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Davidson Multi-Cap Equity Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

 This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Gail S. Duree (age 73) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to July 2019); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999 to 2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).
David G. Mertens (age 60) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term*; since March 2017.	Partner and Head of Business Development Ballast Equity Management, LLC (a privately-held investment advisory firm) (February 2019 to present); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).
Joe D. Redwine (age 72) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since September 2008.	Retired; formerly Manager, President, CEO, U.S. Bancorp Fund Services, LLC, and its predecessors, (May 1991 to July 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Davidson Multi-Cap Equity Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Raymond B. Woolson (age 61) 615 E. Michigan Street Milwaukee, WI 53202	Chairman of the Board Trustee	Indefinite term*; since January 2020; Indefinite term*; since January 2016.	President, Apogee Group, Inc. (financial consulting firm) (1998 to present).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee, DoubleLine Funds Trust (an open-end investment company with 16 portfolios), DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund, from 2010 to present.

Davidson Multi-Cap Equity Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Officers
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman (age 51) 615 E. Michigan Street Milwaukee, WI 53202	President, Chief Executive Officer and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bank Global Fund Services (February 1996 to present).
Cheryl L. King (age 58) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since December 2007.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (October 1998 to present).
Kevin J. Hayden (age 49) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2005 to present).
Richard R. Conner (age 37) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (July 2010 to present).
Michael L. Ceccato (age 62) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since September 2009.	Senior Vice President, U.S. Bank Global Fund Services and Vice President, U.S. Bank N.A. (February 2008 to present).

Davidson Multi-Cap Equity Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Elaine E. Richards, Esq. (age 52) 2020 East Financial Way, Suite 100 Glendora, CA 91741	Vice President and Secretary	Indefinite term; since September 2019.	Senior Vice President, U.S. Bank Global Fund Services (July 2007 to present).
*	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor. In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.
(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	As of June 30, 2020, the Trust was comprised of 37 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.
(3)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-332-0529.

This page intentionally left blank

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and/or
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor

Davidson Investment Advisors, Inc.

Davidson Building

8 Third Street North

Great Falls, Montana 59401

www.davidsonmutualfunds.com

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank N.A.

1555 N. RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant

and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street,

Milwaukee, Wisconsin 53202

Independent Registered

Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19103

Legal Counsel

Sullivan & Worcester LLP

1633 Broadway, 32nd Floor

New York, New York 10019

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 877-332-0529.

DAVIDSON MULTI-CAP EQUITY FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex and may apply to all funds held through your financial intermediary.

ANNUAL REPORT

For the year ended

June 30, 2020

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2020	FYE 06/30/2019
Audit Fees	$18,900	$18,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2020	FYE 6/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2020	FYE 6/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date    9/8/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date   9/8/2020

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial
Officer

Date   9/9/2020

* Print the name and title of each signing officer under his or her signature.